UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 27, 2020

INTERACTIVE BROKERS GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33440	30-0390693
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Pickwick Plaza, Greenwich, CT 06830

(Address of Principal Executive Offices) (Zip Code)

(203) 618-5800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of the exchange on which registered
Common Stock, par value $.01 per share	IBKR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 8.01 Other Information

Selected Financial Information

As previously disclosed in Interactive Brokers Group, Inc.’s (the “Company”) Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, filed with the Securities and Exchange Commission (the “SEC”) on May 8, 2017, and in subsequent filings, the Company intended to eliminate the reporting of separate operating business segments upon its determination that the continued wind-down of the Company’s market making activity rendered it no longer reportable as a business segment. Pursuant to the requirements of Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 280, “Segment Reporting,” the Company performed a quantitative and a qualitative assessment of its business and determined that its remaining market making activity no longer supports the Company’s reporting of separate business segments. Accordingly, effective for the quarter ended March 31, 2020, the Company discontinued the reporting of separate business segments. Since the Company’s decision to wind down its market making activities, management has continued to shift its focus to growing and strengthening the Company’s electronic brokerage business. The Company believes the elimination of segment reporting aligns its financial reporting with its business strategy and management’s focus on the electronic brokerage business. In addition, the Company changed the presentation of its consolidated statements of comprehensive income to better align with its business strategy. As a result, the Company made the following changes to the presentation of its consolidated statement of comprehensive income:

•Other fees and services – reclassified previously reported amounts as other income to other fees and services, which includes market data fees, account activity fees, risk exposure fees, order flow income from options exchange-mandated programs, and revenues from other fees and services.

•Other income – reclassified previously reported as trading gains to other income as a component of “principal transactions.” Other income includes gains (losses) from principal transactions; the impact of the currency diversification strategy; gains (losses) from equity method investments; and other revenues not directly attributable to the Company’s core business offerings.

The Company has determined that the discontinuation of reporting separate business segments and the change in presentation of its consolidated statements of comprehensive income does not constitute a material change as per Item 11(a) of Form S-3. The change in presentation of its consolidated statements of comprehensive income did not change the amounts reported as total net revenues or net income for the years ended December 31, 2017, 2018, and 2019 disclosed in the Company’s audited consolidated statements of comprehensive income reported in the Company’s Annual Report on Form 10-K, filed with the SEC on February 28, 2020.

The Company is providing this selected financial information to provide investors and other users of the Company’s financial statements with the most recent presentation of its consolidated statements of comprehensive income on a historical basis.

The following table shows the impact of the change in presentation to the consolidated statement of comprehensive income on selected historical financial and other data of the Company for the periods indicated:

	Year Ended December 31,
(in millions, except share or per share amounts)	2019	2018	2017	2016	2015
Revenues
Commissions	$706	$777	$647	$612	$617
Other fees and services	141	148	114	98	95
Other income (loss)	7	49	258	159	52
Total non-interest income	854	974	1,019	869	764

Interest income	1,726	1,392	908	606	492
Interest expense	(643)	(463)	(225)	(79)	(67)
Total net interest income	1,083	929	683	527	425
Total net revenues	1,937	1,903	1,702	1,396	1,189

Non-interest expenses
Execution, clearing and distribution fees	251	269	241	244	231
Employee compensation and benefits	288	264	249	242	227
Occupancy, depreciation and amortization	60	49	47	51	44
Communications	25	25	28	30	25
General and administrative	112	96	86	62	58
Customer bad debt	44	4	2	6	146
Total non-interest expenses	780	707	653	635	731
Income before income taxes	1,157	1,196	1,049	761	458
Income tax expense	68	71	256	62	43
Net income	1,089	1,125	793	699	415
Less net income attributable to noncontrolling interests	928	956	717	615	366
Net income available for common stockholders	$161	$169	$76	$84	$49

Earnings per share
Basic	$2.11	$2.30	$1.09	$1.28	$0.80
Diluted	$2.10	$2.28	$1.07	$1.25	$0.78
Weighted average common shares outstanding
Basic	76,121,570 76,121,570	73,438,209 73,438,209	69,926,933 69,926,933	66,013,247 66,013,247	61,043,071 61,043,071
Diluted	76,825,863 76,825,863	74,266,370 74,266,370	70,904,921 70,904,921	67,299,413 67,299,413	62,509,796 62,509,796

Comprehensive income
Net income available for common stockholders	$161	$169	$76	$84	$49
Other comprehensive income
Cumulative translation adjustment, before income taxes	4	(14)	11	(4)	(10)
Income taxes related to items of other comprehensive income	—	(1)	—	—	—
Other comprehensive income (loss), net of tax	4	(13)	11	(4)	(10)
Comprehensive income available for common stockholders	$165	$156	$87	$80	$39

Comprehensive income attributable to noncontrolling interests
Net income attributable to noncontrolling interests	$928	$956	$717	$615	$366
Other comprehensive income - cumulative translation adjustment	20	(66)	54	(21)	(53)
Comprehensive income attributable to noncontrolling interests	$948	$890	$771	$594	$313

________________

1)The Company reclassified $141 million, $148 million, $114 million, $98 million, and $95 million for the years ended December 31, 2019, 2018, 2017, 2016, and 2015, respectively, previously reported as other income to other fees and services.

2)The Company reclassified $27 million, $39 million, $40 million, $163 million, and $269 million for the years ended December 31, 2019, 2018, 2017, 2016, and 2015, respectively, previously reported as trading gains to other income as a component of “principal transactions”.

Item. 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL Document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 27, 2020

INTERACTIVE BROKERS GROUP, INC.

By:	/s/ Paul J. Brody
Name:	Paul J. Brody
Title:	Chief Financial Officer, Treasurer and Secretary